                                                                    EXHIBIT 99.1




                   Financial Statements of Business Acquired

                                 DISC GO ROUND

                             FINANCIAL STATEMENTS

                                     AS OF
                    DECEMBER 28, 1996 AND DECEMBER 27, 1997
                        AND FOR THE THREE-MONTHS PERIOD
                    ENDED MARCH 29, 1997 AND MARCH 28, 1998

                            TOGETHER WITH REPORT OF
                        INDEPENDENT PUBLIC ACCOUNTANTS

                                 DISC GO ROUND

                  Index to Financial Statements and Schedules


                                                                Page
                                                               ------
Report of Independent Public Accountants                         1

Audited Financial Statements:

 Statements of Net Assets to be Sold                             2

 Statements of Revenues and Expenses                             3

 Statements of Cash Flows                                        4

 Notes to Financial Statements                                   5

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Grow Biz International, Inc.:

We have audited the statements of net assets to be sold of Disc Go Round (a division of Grow Biz International, Inc. and Subsidiaries--Minnesota corporations) as of December 28, 1996 and December 27, 1997, and the related statements of revenues and expenses and cash flows for each of the two years in the period ended December 27, 1997. The financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1, these financial statements have been prepared to reflect the net assets, revenues and expenses and cash flows to be sold of Disc Go Round and are not intended to be a complete presentation of Disc Go Round.

In our opinion, the special purpose financial statements referred to above present fairly, in all material respects, the net assets to be sold of Disc Go Round as of December 28, 1996 and December 27, 1997, and its revenues and expenses and its cash flows for each of the two years in the period ended December 27, 1997, in conformity with generally accepted accounting principles.



                                        ARTHUR ANDERSEN LLP



Minneapolis, Minnesota,
 June 12, 1998

                                 DISC GO ROUND
          (A DIVISION OF GROW BIZ INTERNATIONAL INC. AND SUBSIDIARIES)

                      Statements of Net Assets to be Sold




                                                           Fiscal Year Ended                    Three-Month
                                                --------------------------------------          Period Ended
                                                  December 28            December 27,            March 28,
                                                     1996                   1997                    1998
                                                ---------------        ---------------          ------------
                                                                                                (Unaudited)
                ASSETS

CURRENT ASSETS:
 Receivables, less allowance for doubtful
  accounts of $50,400, $62,500 and $37,500          $   126,600            $   121,000           $   101,000
 Inventories                                            191,200                224,000               257,000
 Prepaid expenses and other                              26,200                  8,700                13,100
                                                ---------------        ---------------          ------------
        Total current assets                            344,000                353,700               371,100
                                                ---------------        ---------------          ------------
PROPERTY AND EQUIPMENT, less accumulated
 depreciation of $52,400, $85,200 and $95,600           102,300                101,200                96,600

OTHER ASSETS:
 Franchise agreements, less accumulated
 amortization of $377,500, $528,500 and $566,300        830,500                679,500               641,800

 Goodwill, less accumulated amortization of
 $73,800, $103,300 and $110,700                         663,700                634,300               626,900

 Noncompete agreements and trademarks, less
 accumulated amortization of $409,300,
 $521,900 and $537,300                                  204,700                 92,100                76,800
                                                ---------------        ---------------          ------------
        Total noncurrent assets                       1,801,200              1,507,100             1,442,100
                                                ---------------        ---------------          ------------
        Total assets                                  2,145,200              1,860,800             1,813,200
                                                ---------------        ---------------          ------------
                LIABILITIES

CURRENT LIABILITIES:
 Accounts payable                                        11,600                 39,700                17,500
 Accrued liabilities                                     13,000                  2,800                 3,100
 Deferred franchise fee revenue                         583,000                440,000               445,000
                                                ---------------        ---------------          ------------
        Total current liabilities                       607,600                482,500               465,600
                                                ---------------        ---------------          ------------

COMMITMENTS
 AND CONTINGENCIES (Note 4)

        Net assets to be sold                       $ 1,537,600           $ 1,378,300            $ 1,347,600
                                                ===============        ==============           ============


  The accompanying notes are an integral part of these financial statements.

                                 DISC GO ROUND
         (A DIVISION OF GROW BIZ INTERNATIONAL INC. AND SUBSIDIARIES)

                      Statements of Revenues and Expenses

                                                                                Three-Month Perid Ended
                                                   Fiscal Year Ended          ----------------------------
                                            --------------------------------
                                             December 28,      December 27,      March 29,     March 28,
                                                1996              1997             1997          1998
                                            --------------    --------------  -------------  -------------
REVENUE:
 Company operations-
  Retail store sales                           $   486,900       $   522,100    $   112,300    $   164,300
  Wholesale merchandise sales                      246,800           293,700         30,800        121,400
 Franchise operations-
  Royalty income                                   877,900         1,108,600        237,100        309,600
  Franchise fees                                   338,000           527,500         70,000         85,300
                                            --------------    --------------  -------------  -------------
        Total revenue                            1,949,600         2,451,900        450,200        680,600
                                            --------------    --------------  -------------  -------------
OPERATING COSTS AND EXPENSES:
 Cost of sales--retail store sales                 256,400           275,500         58,900         86,900
 Cost of sales--wholesale
  merchandise sales                                210,400           209,800         24,700        105,900
 Selling, general and
  administrative                                 1,611,500         1,717,000        434,700        433,000
 Depreciation and amortization                     373,700           324,500         98,600         70,800
                                            --------------    --------------  -------------  -------------
        Total cost and expenses                  2,452,000         2,526,800        616,900        696,600
                                            --------------    --------------  -------------  -------------

LOSS FROM OPERATIONS                              (502,400)          (74,900)      (166,700)       (16,000)

PROVISION FOR INCOME TAXES                               -             3,600              -              -
                                            --------------    --------------  -------------  -------------
EXPENSES OVER REVENUES                            (502,400)       $  (78,500)    $ (166,700)    $  (16,000)
                                            ==============    ==============  =============  =============


   The accompanying notes are an integral part of these financial statements.

                                 DISC GO ROUND
         (A DIVISION OF GROW BIZ INTERNATIONAL INC. AND SUBSIDIARIES)

                           Statements of Cash Flows


                                                                                   Three-Month Period Ended
                                                Fiscal Year Ended               --------------------------------
                                      ---------------------------------------
                                      December 28, 1996     December 27, 1997    March 29, 1997   March 28, 1998
                                      -----------------     -----------------   ---------------  ---------------
OPERATING ACTIVITIES:
 Expenses over revenues                       $(502,400)            $ (78,500)        $(166,700)        $(16,000)
 Adjustments to reconcile expenses
 over revenues to net cash provided
 by (used for) operating activities-
  Depreciation and amortization                 373,700               324,500            98,600           70,800
  Change in operating assets
  and liabilities:
   Receivables                                  (35,800)                5,600            55,400           20,000
   Inventories                                   44,500               (32,800)            4,200          (33,000)
   Prepaids                                      43,100                17,500              (800)          (4,400)
   Accounts payable                             (16,400)               28,100            (9,700)         (22,200)
   Accrued liabilities                            9,800               (10,200)            1,000              300
   Deferred franchise fee revenue              (178,500)             (143,000)           30,000            5,000
                                      -----------------     -----------------   ---------------  ---------------
     Net cash provided by (used for)
     operating activities                      (262,000)              111,200            12,000           20,500
                                      -----------------     -----------------   ---------------  ---------------
INVESTING ACTIVITIES:
 Purchases of property and equipment            (15,400)              (30,400)                -           (5,800)
                                      -----------------     -----------------   ---------------  ---------------
FINANCING ACTIVITIES:
 Advances from (payments to) Parent             277,400               (80,800)          (12,000)         (14,700)
                                      -----------------     -----------------   ---------------  ---------------
INCREASE (DECREASE) IN CASH
AND EQUIVALENTS:
 Cash and cash equivalents,
 beginning of period                                  -                     -                 -                -
                                      -----------------     -----------------   ---------------  ---------------
 Cash and cash equivalents,
 end of period                                $       -              $      -          $      -         $      -
                                      =================     =================   ===============  ===============

   The accompanying notes are an integral part of these financial statements.

                                  DISC GO ROUND
          (A DIVISION OF GROW BIZ INTERNATIONAL, INC. AND SUBSIDIARIES)

                          Notes to Financial Statements



1.   ORGANIZATION AND BASIS OF PRESENTATION:

During the periods presented, Disc Go Round (the Company) was a division of Grow Biz International, Inc. and Subsidiaries (Grow Biz or the Parent). On June 16, 1998, CD Warehouse, Inc. agreed to acquire and assume substantially all of the assets and certain of the liabilities of the Company (the Acquisition). Terms of the agreement provided for the payment of cash consideration of approximately $7 million, subject to certain adjustments. The accompanying financial statements reflect the assets and liabilities, revenues and expenses and cash flows of the operations conducted by Disc Go Round to be acquired by CD Warehouse. This presentation is intended to provide a reasonable representation of the historical financial information of the acquired operations and is not intended to represent a presentation of the financial position and results of operations of Disc Go Round. The operations included in the accompanying financial statements are referred to herein as Disc Go Round or the Company. The accompanying financial statements have not been adjusted to reflect the effects of the Acquisition.

The Company offers licenses to operate retail stores using the service mark "Disc Go Round." These retail stores buy and sell new and previously owned musical compact discs. Most stores carry a variety of titles that appeal to all ages and musical tastes. The Company is engaged in principally one business segment that includes developing, licensing, franchising and servicing a system of retail stores which buy, sell, trade and consign used and new compact discs. In addition to Disc Go Round, Grow Biz offers licenses to operate retail stores using the service marks "Play It Again Sports," "Once Upon A Child," "Computer Renaissance," "Music Go Round," "It's About Games" and "ReTool."

2.   SIGNIFICANT ACCOUNTING POLICIES:

INTERIM FINANCIAL STATEMENTS

The statements of net assets to be acquired as of March 28, 1998 and the related statements of revenues and expenses and cash flows for the three months ended March 28, 1998 and March 29, 1997, are unaudited. However, in the opinion of management, these interim financial statements include all adjustments (consisting of only normal recurring adjustments) which are necessary for the fair presentation of the results for the interim periods presented. The results of operations for the unaudited three-month period ended March 28, 1998 are not necessarily indicative of the results which may be expected for the entire fiscal year.

INVENTORIES

Inventories are valued at the lower of cost or market, as determined by the average weighted cost method.

PROPERTY AND EQUIPMENT

Property and equipment are stated at cost. Depreciation and amortization for financial reporting purposes are provided using the straight-line method. Estimated useful lives used in calculating depreciation and amortization are five years for furniture and equipment and the shorter of the lease term or useful life for leasehold improvements. Major repairs, refurbishments and improvements which significantly extend the useful lives of the related assets are capitalized. Maintenance and repairs, supplies and accessories are charged to expenses as incurred.

OTHER ASSETS

Other assets are amortized using the straight-line method over the following estimated useful lives:


     Franchisee agreements                              8 years
     Goodwill                                           25 years
     Noncompete agreements                              3 years
     Trademarks                                         5 years


USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The ultimate results could differ from those estimates.

REVENUE RECOGNITION

The Company collects royalties from each franchisee based on retail store gross sales. The Company recognizes royalties on revenue when earned. The Company collects franchisee fees when the franchise agreements are consummated and recognizes the franchise fees on revenue when substantially all initial franchise services have been performed.

COST ALLOCATION FROM GROW BIZ

Costs incurred that are direct expenses of the Company have been included in the accompanying statements of revenues and expenses. Additionally, the Parent has historically provided various services to Disc Go Round and its other operating units, including certain costs of personnel, employee benefits, corporate technology and legal, strategic, occupancy and accounting-related services. Specific determination of the costs associated with these services that relate directly to the Company is not practicable; accordingly, the amounts represented in the accompanying financial statements related to these services reflect estimates, which management believes were reasonable and appropriate in the circumstances. These costs have been charged to the Company using various allocation criteria such as the relative levels and amounts of revenue, the number of employees and the number of stores. Management does not believe that such estimates differ materially from actual amounts had it been practicable to specifically identify such actual amounts. Additionally, certain corporate executive costs have been allocated to the Company based primarily on revenues. Historically, the Company has not allocated interest expense and interest income to its operating divisions, accordingly, interest expense and income allocations have not been included in the accompanying financial statements. The total amount of allocated expense included selling, general and administrative expense in the accompanying statements of revenues and expenses for the fiscal years 1996 and 1997 was $424,500 and $347,200, respectively, and the three months ended March 29, 1997 and March 28, 1998 was $68,000 and $120,800, respectively. There can be no assurances that the Company could replace the services provided by Grow Biz at a comparable cost.

3.   INCOME TAXES:

The accompanying financial statements reflect income taxes accounted for under the liability method whereby deferred income taxes are recognized at currently enacted income tax rates to reflect the tax. The Company's results of operations have historically been in the consolidated federal income tax returns of Grow Biz. As a result, all tax payments were made by Grow Biz. The provisions for income taxes in the accompanying statements of operations for the years ended December 28, 1996 and December 27, 1997 were computed as if the Company had filed separate tax returns.

For the years presented, the Company recorded no tax benefit for operating losses due to losses being recorded since the date of acquisition (1994) associated with start-up costs and rapid growth strategies. In 1997, there was a tax liability of $3,600 due to nondeductible expenses recorded for financial reporting purposes.

Deferred income taxes are the result of provisions of the tax laws that either require or permit certain items of income or expense to be reported for tax purposes in different periods than in which they are reported for financial reporting. The components of the deferred tax asset are as follows:

                                              December 28,    December 27,
                                                  1996           1997
                                              ------------    ------------

     Deferred franchise fees                  $    126,600    $    109,800
     Amortization lives and methods                164,300         213,200
     Other                                           4,700           5,500
     Valuation reserve                            (295,600)       (328,500)
                                              ------------    ------------
                                              $          -    $          -
                                              ============    ============


4.   COMMITMENTS AND CONTINGENCIES:

The Company operates several Company-owned retail stores. These retail operations are conducted in leased facilities under leases that expire over the next five years. A majority of these leases require the Company to pay maintenance, insurance, taxes and other expenses in addition to minimum annual rent. Total rent expense under operating leases was $62,700 in 1996 and $69,600 in 1997 and $16,000 and $21,000 for the three months ended March 29, 1997 and March 28, 1998, respectively. As of December 27, 1997, minimum rental commitments under noncancelable operating leases were $86,000 in 1998, $55,400 in 1999, $35,400 in 2000, $35,400 in 2001 and $23,600 in 2002.